Exeter  Insurance  Fund,  Inc.
Moderate  Growth  Portfolio
Growth  Portfolio
Maximum  Horizon  Portfolio
Annual  Report
December  31,  2002

Management  Discussion  and  Analysis  -  December  31,  2002


Dear  Contract  Owners:

First the bad news. 2002 was the third consecutive year of negative returns for the U.S. stock market, something which last occurred over fifty years ago. In this occurrence, each year has been progressively worse, with the S&P 500 declining 9.1% in 2000, 11.9% in 2001, and then accelerating to a 22.1% loss in 2002. Since the bear market began on 4/1/2000, the S&P 500 has lost a cumulative total of 39%. The NASDAQ composite -- which of course crested in popularity at the peak of the market bubble -- has lost more than 70% of its value over the same time period.

Unfortunately, with the deepening of the bear market, the three portfolios of the Exeter Insurance Fund were not immune to the negative environment in 2002. The Moderate Growth and Growth Portfolios dampened volatility such that declines for the year were limited to single digits for the Moderate Growth Portfolio and were significantly less than the stock market for the Growth Portfolio.
Although our much more aggressive Maximum Horizon Portfolio suffered a significant decline, it still beat the market once again in 2002. We recognize that any decline can be upsetting, particularly in less aggressive portfolios.

With this bleak year behind us, we can point to three genuine positives that should shape how you view your investment program at this point in time:

1. OVERALL, OUR MIXED-ASSET APPROACHES HAVE PROVED SUCCESSFUL IN NEGOTIATING A FAVORABLE RISK/REWARD TRADE-OFF IN ADDING VALUE OVER THE STOCK MARKET IN GENERAL.

Over the long haul, the Moderate Growth Portfolio has earned the vast majority of its benchmark returns, while earning positive returns over the full course of this bear market. Getting most of the upside while earning positive returns through one of the worst bear markets in history is the very definition of meeting an objective of growth with reduced volatility.

The Growth Portfolio has kept up with, or exceeded, its benchmarks, while maintaining roughly break-even returns over the full course of this bear market. Participating in the upside of the market cycle while dampening volatility on the downside is exactly what this approach is designed to do.

The Maximum Horizon Portfolio has clearly exceeded its benchmarks over the long term, especially over the full course of this bear market. The benefit of our disciplined approach to investing is the ability to add value over time and, in particular, in difficult markets.

2. AS FOURTH QUARTER 2002 SUGGESTS, WE HAVE SUCCEEDED IN REPOSITIONING THE PORTFOLIOS FOR PARTICIPATION IN THE NEXT UPWARD PHASE OF THE MARKET. We never put much stock in quarterly returns, and it is too early to tell whether the fourth quarter rebound in the market (which continued into the early days of 2003) was the beginning of a sustained turnaround in the market cycle. However, as a test of portfolio positioning, it is a positive indicator. The idea is to take advantage of falling prices to become more aggressively invested. Over the past year or so, we have been very active in repositioning our portfolios in response to more attractive valuations. Whether the fourth quarter rally proves to be the real thing or just a false start, it did at least demonstrate that we have constructed portfolios that should participate more in the next bull market than they suffered in the recent bear market. This is how we look to continue to earn you a favorable risk/reward trade-off.

3. WHILE OUR EQUITIES HAVE BEATEN THE STOCK MARKET FOR FOUR CONSECUTIVE YEARS, THE LARGEST WEIGHTING IN THE PORTFOLIOS IS IN A SECTOR WHICH STILL HAS PLENTY OF POTENTIAL. Different sectors tend to rotate in and out of favor in the marketplace. If you stand pat, you might outperform for a year or two, but ultimately you are likely to fall back to the pack. Instead, our pricing disciplines have led us to shift the portfolios over time. Once an investment theme has become successful, we tend to shift out of it and look for the next opportunity. In 2002, we substantially increased our investment in health care, particularly the pharmaceutical sector as it continued to suffer from negative sentiment. We emphasize "sentiment" because as a recent Business Week article detailed, health care is the only market sector which has experienced double-digit earnings growth since the peak of the speculative bubble. Obviously, market performance has become unhinged from the fundamentals, creating an opportunity.

We are never happy to report losses to our clients, and we expect no investor to be content with a declining portfolio. To put this in perspective though, it is not generally possible to perform well in the final stages of a market trend when the idea is to get the portfolio prepared for the next phase, but overall in this extended bear market, we have made the most of a very difficult environment. While we have been successful in finding pockets of value through most of this bear market, in 2002 all market sectors were negative and so there was truly nowhere to hide. However, we are bolstered by the fact that our strategies have added significant value through the total course of this bear market, and that we have used the volatility to position your portfolios constructively for the inevitable turn in the market.

In all then, the picture is consistent with strategies appropriate to each Portfolio's objectives and which have proven rewarding in the past: early-in, early-out for the Moderate Growth and Growth Portfolios and disciplined stock selection for the equity-oriented Maximum Horizon Portfolio. This has allowed us to greet the New Year with optimism.

Sincerely,

EXETER  ASSET  MANAGEMENT

PORTFOLIO  COMPOSITION  -  AS  OF  DECEMBER  31,  2002

MODERATE  GROWTH  PORTFOLIO

<graphic>
<pie  chart>







Stocks                                                           42.60%
Bonds                                                            53.34%
Cash, short-term investments and other assets, less liabilities   4.06%



GROWTH  PORTFOLIO

<graphic>
<pie  chart>







Stocks                                                           63.09%
Bonds                                                            33.55%
Cash, short-term investments and other assets, less liabilities   3.36%





MAXIMUM  HORIZON  PORTFOLIO

<graphic>
<pie  chart>







Stocks                                                           76.26%
Bonds                                                            17.58%
Cash, short-term investments and other assets, less liabilities   6.16%

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  2002


Exeter  Insurance  Fund,  Inc.  -
Moderate  Growth  Portfolio




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            9,460         -5.40%    -5.40%
Five Year   $           12,310         23.10%     4.24%
Inception1  $           14,030         40.30%     5.64%




Lehman  Brothers  Intermediate  Bond  Index2




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           10,984          9.84%     9.84%
Five Year   $           14,346         43.46%     7.48%
Inception1  $           15,579         55.79%     7.45%




40-60  Blended  Index3,4




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            9,644         -3.56%    -3.56%
Five Year   $           12,578         25.78%     4.69%
Inception1  $           15,192         51.92%     7.01%



<graphic>
<line  chart>

Data  for  line  chart  to  follow:






          Exeter  Insurance  Fund,  Inc.  -      Lehman  Brothers
Date       Moderate  Growth  Portfolio      Intermediate  Bond  index     40-60 Blended  Index
11/01/96  $                         10,000 $                      10,000 $               10,000
12/31/96                            10,110                        10,067                 10,259
12/31/97                            11,397                        10,859                 12,078
12/31/98                            12,109                        11,775                 14,109
12/31/99                            12,601                        11,821                 15,294
12/31/00                            14,340                        13,017                 15,649
12/31/01                            14,831                        14,184                 15,752
12/31/02                            14,030                        15,579                 15,192





1Performance numbers for the Portfolio and Indices are calculated from November 1, 1996, the Portfolio's inception date. The Portfolio's performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Portfolio's performance is historical and may not be indicative of future results.
2The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,600 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses.
3The 40-60 Blended Index is 40% Standard & Poor's (S&P) 500 Total Return Index and 60% Lehman Brothers Intermediate Bond Index (see note 2 above). The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses. Because the Portfolio's asset allocation will vary over time, the composition of the Portfolio's portfolio may not match the composition of the comparative Indices' portfolios.
4The ratio on the Blended Index was recently changed to a 40-60 mix from a 30-70 mix to more closely reflect the Portfolio's asset allocation over time.

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  2002


Exeter  Insurance  Fund,  Inc.  -
Growth  Portfolio




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,909        -10.91%   -10.91%
Five Year   $           12,696         26.96%     4.89%
Inception1  $           15,515         55.15%     7.38%




Lehman  Brothers  Intermediate
Bond  Index2




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           10,984          9.84%     9.84%
Five Year   $           14,346         43.46%     7.48%
Inception1  $           15,579         55.79%     7.45%




Lehman  Brothers  U.S.  Government/Credit
Bond  Index3,5




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $           11,104         11.04%    11.04%
Five Year   $           14,435         44.35%     7.61%
Inception1  $           15,956         59.56%     7.87%




50-50  Blended  Index4,6




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            9,377         -6.23%    -6.23%
Five Year   $           12,158         21.58%     3.98%
Inception1  $           15,199         51.99%     7.02%



<graphic>
<line  chart>

Data  for  line  chart  to  follow:






          Exeter Insurance Fund, Inc. -       Lehman Brothers           Lehman Brothers U.S.
Date             Growth Portfolio         Intermediate Bond Index   Government/Credit Bond Index   50-50 Blended Index
11/01/96  $                       10,000  $                 10,000  $                      10,000  $             10,000
12/31/96                          10,250                    10,067                         10,071                10,308
12/31/97                          12,221                    10,859                         11,053                12,501
12/31/98                          12,474                    11,775                         12,100                14,932
12/31/99                          14,062                    11,821                         11,840                16,285
12/31/00                          16,532                    13,017                         13,244                16,476
12/31/01                          17,415                    14,184                         14,370                16,209
12/31/02                          15,515                    15,579                         15,956                15,199





1Performance numbers for the Portfolio and Indices are calculated from November 1, 1996, the Portfolio's inception date. The Portfolio's performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Portfolio's performance is historical and may not be indicative of future results.
2The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,600 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses.
3The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of approximately 4,800 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses. 4The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers U.S. Government/Credit Bond Index (see note 3 above).
The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses. Because the Portfolio's asset allocation will vary over time, the composition of the Portfolio's portfolio may not match the composition of the comparative Indices' portfolios.
5The Portfolio's primary comparative index has been changed from the Lehman Brothers Intermediate Bond Index to the Lehman Brothers U.S. Government/Credit Bond Index because the Advisor believes that the Lehman Brothers U.S. Government/Credit Bond Index is more widely accepted in the securities industry. 6One of the components of the 50-50 Blended Index was recently changed to the Lehman Brothers U.S. Government/Credit Bond Index from the Lehman Brothers Aggregate Bond Index to coincide with the change in the primary index (see note 5 above).

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  2002



Exeter  Insurance  Fund,  Inc.  -
Maximum  Horizon  Portfolio




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,213        -17.87%   -17.87%
Five Year   $           13,582         35.82%     6.31%
Inception1  $           17,539         75.39%     9.53%




Standard  &  Poor's  (S&P)
500  Total  Return  Index2




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            7,791        -22.09%   -22.09%
Five Year   $            9,712         -2.88%    -0.58%
Inception1  $           13,654         36.54%     5.18%




85-15  Blended  Index3,4




                                Total Return
Through     Growth of $10,000                  Average
12/31/02        Investment       Cumulative     Annual
One Year    $            8,251        -17.49%   -17.49%
Five Year   $           10,449          4.49%     0.88%
Inception1  $           14,189         41.89%     5.84%




<graphic>
<line  chart>

Data  for  line  chart  to  follow:






          Exeter Insurance Fund, Inc. -
                 Maximum Horizon                    S&P            85-15 Blended
Date                Portfolio             500 Total Return Index       Index
11/01/96  $                       10,000  $                10,000  $       10,000
12/31/96                          10,440                   10,542          10,472
12/31/97                          12,913                   14,057          13,580
12/31/98                          13,418                   18,076          17,104
12/31/99                          18,017                   21,879          20,074
12/31/00                          21,638                   19,887          18,857
12/31/01                          21,355                   17,526          17,197
12/31/02                          17,539                   13,654          14,189





1Performance numbers for the Portfolio and Indices are calculated from November 1, 1996, the Portfolio's inception date. The Portfolio's performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Portfolio's performance is historical and may not be indicative of future results.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses.
3The 85-15 Blended Index is 85% S&P 500 Total Return Index (see note 2 above) and 15% Lehman Brothers U.S. Government/Credit Bond Index. The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of approximately 4,800 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of income and, unlike Portfolio returns, do not reflect any fees or expenses. Because the Portfolio's asset allocation will vary over time, the composition of the Portfolio's portfolio may not match the composition of the comparative Indices' portfolios.
4The Portfolio's secondary comparitive index, the Value Line Index, was recently replaced by an 85-15 Blended Index to more closely reflect the Portfolio's asset allocation over time.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2002






                                                        MODERATE
                                                         GROWTH                GROWTH             MAXIMUM HORIZON
                                                        PORTFOLIO             PORTFOLIO                PORTFOLIO
                                                        ---------             -----------              ---------
                                                            VALUE                  VALUE                       VALUE
                                                SHARES     (NOTE 2)     SHARES    (NOTE 2)       SHARES       (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                  42.60%                63.09%                      76.26%
-----------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE                                                -                  0.05%                          -
Empresa Brasileira de Aeronautica S.A.
(Embraer) - ADR (Brazil) (Note 7)                      -  $        -          28  $    445                 -  $      -
                                                          -----------             ---------                   ---------

AUTO COMPONENTS                                                    -                  0.11%                          -
Wabtec Corp.                                           -           -          75     1,053                 -         -
                                                          -----------             ---------                   ---------

BANKS                                                           0.48%                 0.81%                       0.75%
The Bank of New York Co., Inc.                       100       2,396         325     7,787                75     1,797
                                                          -----------             ---------                   ---------

BIOTECHNOLOGY                                                      -                  0.30%                          -
Affymetrix, Inc.*                                      -           -          25       572                 -         -
Celltech Group plc* (United Kingdom) (Note 7)          -           -         100       555                 -         -
Invitrogen Corp.*                                      -           -          25       782                 -         -
PRAECIS Pharmaceuticals, Inc.*                         -           -          75       244                 -         -
Techne Corp.*                                          -           -          25       714                 -         -
                                                          -----------             ---------                   ---------
                                                                   -                 2,867                           -
                                                          -----------             ---------                   ---------

CHEMICALS                                                          -                  0.27%                       1.34%
Agrium, Inc. (Canada) (Note 7)                         -           -          75       848                 -         -
FMC Corp.*                                             -           -          25       683                 -         -
IMC Global, Inc.                                       -           -          50       534                 -         -
Minerals Technologies, Inc.                            -           -           -         -                75     3,236
PolyOne Corp.                                          -           -         125       490                 -         -
                                                          -----------             ---------                   ---------
                                                                   -                 2,555                       3,236
                                                          -----------             ---------                   ---------

COMMERCIAL SERVICES & SUPPLIES                                     -                  0.05%                          -
NDCHealth Corp.                                        -           -          25       497                 -         -
                                                          -----------             ---------                   ---------

COMMUNICATIONS EQUIPMENT                                        4.11%                 5.75%                       6.45%
Lucent Technologies, Inc.*                         1,500       1,890       4,750     5,985             1,425     1,796
Nortel Networks Corp.* (Canada) (Note 7)           1,900       3,059       6,225    10,022             1,775     2,858
QUALCOMM, Inc.*                                      425      15,466       1,075    39,119               300    10,917
                                                          -----------             ---------                   ---------
                                                              20,415                55,126                      15,571
                                                          -----------             ---------                   ---------

COMPUTERS & PERIPHERALS                                            -                  0.09%                          -
Electronics for Imaging, Inc.*                         -           -          50       813                 -         -
                                                          -----------             ---------                   ---------

DIVERSIFIED FINANCIALS                                             -                     -                        3.10%
MBNA Corp.                                             -           -           -         -               187     3,557
Mellon Financial Corp.**                               -           -           -         -               150     3,916
                                                          -----------             ---------                   ---------
                                                                   -                     -                       7,473
                                                          -----------             ---------                   ---------

ELECTRICAL EQUIPMENT                                               -                  0.10%                          -
Rayovac Corp.*                                         -           -          75     1,000                 -         -
                                                          -----------             ---------                   ---------

ELECTRONIC EQUIPMENT & INSTRUMENTS                              2.40%                 3.55%                       3.88%
Millipore Corp.*                                     350      11,900       1,000    34,000               275     9,350
                                                          -----------             ---------                   ---------

ENERGY EQUIPMENT & SERVICES                                     6.36%                 8.38%                       8.04%
Atwood Oceanics, Inc.*                                 -           -          25       753                 -         -
Baker Hughes, Inc.                                   200       6,438         500    16,095               100     3,219




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2002






                                                     MODERATE
                                                      GROWTH                  GROWTH               MAXIMUM HORIZON
                                                     PORTFOLIO               PORTFOLIO                PORTFOLIO
                                                      ---------              -----------              ---------

                                                            VALUE                  VALUE                       VALUE
                                               SHARES     (NOTE 2)     SHARES    (NOTE 2)       SHARES       (NOTE 2)
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Cooper Cameron Corp.*                                50  $    2,491         150  $  7,473                50  $  2,491
Newpark Resources, Inc.*                              -           -          75       326                 -         -
Pride International, Inc.*                            -           -          75     1,117                 -         -
Schlumberger Ltd.                                   275      11,575         650    27,359               175     7,366
Stolt Offshore S.A. - ADR* (United Kingdom)
(Note 7)                                              -           -          75       107                 -         -
Transocean, Inc.                                    175       4,060         400     9,280                50     1,160
Varco International, Inc.*                          175       3,045         450     7,830               125     2,175
Weatherford International Ltd.* (Barbados)
(Note 7)                                            100       3,993         250     9,982                75     2,995
                                                         -----------             ---------                   ---------
                                                             31,602                80,322                      19,406
                                                         -----------             ---------                   ---------

FOOD & DRUG RETAILING                                          1.73%                 2.40%                       2.61%
CVS Corp.                                            50       1,249         175     4,370                50     1,248
The Kroger Co.*                                     250       3,862         600     9,270               175     2,704
Safeway, Inc.*                                      150       3,504         400     9,344               100     2,336
                                                         -----------             ---------                   ---------
                                                              8,615                22,984                       6,288
                                                         -----------             ---------                   ---------

FOOD PRODUCTS                                                  3.86%                 5.94%                       9.05%
Del Monte Foods Co.*                                  -           -           -         -                 1         5
H.J. Heinz Co.                                        -           -           -         -               100     3,287
Nestle S.A. (Switzerland) (Note 7)                   50      10,595         150    31,786                50    10,595
Smithfield Foods, Inc.*                               -           -          50       992                 -         -
Sylvan, Inc.*                                         -           -          75       772                 -         -
Unilever plc - ADR (United Kingdom) (Note 7)        225       8,606         612    23,409               208     7,956
                                                         -----------             ---------                   ---------
                                                             19,201                56,959                      21,843
                                                         -----------             ---------                   ---------

HEALTH CARE EQUIPMENT & SUPPLIERS                              2.12%                 3.85%                       2.91%
Apogent Technologies, Inc.*                           -           -          75     1,560                 -         -
Applera Corp. - Applied Biosystems Group            600      10,524       1,700    29,818               400     7,016
Boston Scientific Corp.*                              -           -          50     2,126                 -         -
Bruker AXS, Inc.*                                     -           -         375       679                 -         -
Hologic, Inc.*                                        -           -          50       610                 -         -
Thoratec Corp.*                                       -           -         175     1,335                 -         -
Varian, Inc.*                                         -           -          25       717                 -         -
                                                         -----------             ---------                   ---------
                                                             10,524                36,845                       7,016
                                                         -----------             ---------                   ---------

HEALTH CARE PROVIDERS & SERVICES                                  -                  0.09%                          -
Jomed N.V.* (Switzerland) (Note 7)                    -           -         100       886                 -         -
                                                         -----------             ---------                   ---------

HOTELS, RESTAURANTS & LEISURE                                  0.88%                 1.41%                       1.55%
Carnival Corp.                                      175       4,366         500    12,475               150     3,743
Club Mediterranee S.A.* (France) (Note 7)             -           -          25       601                 -         -
The Hongkong & Shanghai Hotels Ltd.
(Hong Kong) (Note 7)                                  -           -       1,000       423                 -         -
                                                         -----------             ---------                   ---------
                                                              4,366                13,499                       3,743
                                                         -----------             ---------                   ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2002






                                                      MODERATE
                                                       GROWTH                  GROWTH               MAXIMUM HORIZON
                                                      PORTFOLIO              PORTFOLIO                 PORTFOLIO
                                                      ---------              -----------               ---------

                                                             VALUE                  VALUE                       VALUE
                                                SHARES     (NOTE 2)     SHARES    (NOTE 2)       SHARES       (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                                                 -                  0.08%                          -
Waterford Wedgwood plc (Ireland) (Note 7)              -  $        -       1,375  $    720                 -  $      -
                                                          -----------             ---------                   ---------

HOUSEHOLD PRODUCTS                                              1.19%                 1.61%                       2.46%
Kimberly-Clark Corp.                                 125       5,934         325    15,428               125     5,934
                                                          -----------             ---------                   ---------

LEISURE EQUIPMENT & PRODUCTS                                    2.11%                 3.40%                       3.62%
Eastman Kodak Co.                                    200       7,008         650    22,776               175     6,132
Hasbro, Inc.                                         300       3,465         850     9,817               225     2,599
                                                          -----------             ---------                   ---------
                                                              10,473                32,593                       8,731
                                                          -----------             ---------                   ---------

MACHINERY                                                          -                  0.16%                          -
Albany International Corp. - Class A                   -           -          75     1,549                 -         -
                                                          -----------             ---------                   ---------

MARINE                                                             -                  0.11%                          -
 Teekay Shipping Corp. (Bahamas) (Note 7)              -           -          25     1,018                 -         -
                                                          -----------             ---------                   ---------

MEDIA                                                           2.83%                 4.03%                       4.81%
AOL Time Warner, Inc.*                               825      10,807       2,325    30,458               700     9,170
The Walt Disney Co.                                  200       3,262         500     8,155               150     2,446
                                                          -----------             ---------                   ---------
                                                              14,069                38,613                      11,616
                                                          -----------             ---------                   ---------

METALS & MINING                                                    -                  0.08%                          -
Norddeutsche Affinerie AG (Germany) (Note 7)           -           -          75       787                 -         -
                                                          -----------             ---------                   ---------

OIL & GAS                                                       1.42%                 1.36%                       1.53%
Petroleo Brasileiro S.A. (Petrobras) - ADR
(Brazil) (Note 7)                                    525       7,035         975    13,065               275     3,685
                                                          -----------             ---------                   ---------

PAPER & FOREST PRODUCTS                                            -                  0.98%                       2.17%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)          -           -         450     8,352                 -         -
Bowater, Inc.                                          -           -          25     1,049               125     5,244
                                                          -----------             ---------                   ---------
                                                                   -                 9,401                       5,244
                                                          -----------             ---------                   ---------

PERSONAL PRODUCTS                                               1.46%                 1.93%                       2.19%
The Estee Lauder Companies, Inc. - Class A           275       7,260         700    18,480               200     5,280
                                                          -----------             ---------                   ---------

PHARMACEUTICALS                                                 8.63%                12.14%                      14.14%
Bristol-Myers Squibb Co.                             650      15,048       1,700    39,355               475    10,996
ICN Pharmaceuticals, Inc.                              -           -          25       273                 -         -
Merck & Co., Inc.                                     75       4,246         175     9,907                50     2,830
Merck KgaA (Germany) (Note 7)                          -           -          25       659                 -         -
Novartis AG - ADR (Switzerland) (Note 7)             125       4,591         350    12,856               100     3,673
Pfizer, Inc.                                           -           -          25       764               100     3,057
Pharmacia Corp.                                      175       7,315         500    20,900               125     5,225
Schering-Plough Corp.                                525      11,655       1,425    31,635               375     8,325
                                                          -----------             ---------                   ---------
                                                              42,855               116,349                      34,106
                                                          -----------             ---------                   ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2002






                                               MODERATE
                                                GROWTH                   GROWTH               MAXIMUM HORIZON
                                               PORTFOLIO                PORTFOLIO               PORTFOLIO
                                              ----------               -----------              ----------

                                        SHARES/                  SHARES/                   SHARES/
                                       PRINCIPAL      VALUE     PRINCIPAL     VALUE       PRINCIPAL        VALUE
                                         AMOUNT     (NOTE 2)      AMOUNT    (NOTE 2)        AMOUNT       (NOTE 2)
------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS                       3.02%                  4.06%                        5.16%
Altera Corp.*                                 225  $    2,776          575  $  7,096                325  $  4,011
Brooks-PRI Automation, Inc.*                    -           -           50       573                  -         -
Texas Instruments, Inc.                       575       8,631        1,500    22,515                425     6,379
Xilinx, Inc.*                                 175       3,605          425     8,755                100     2,060
                                                   -----------              ---------                    ---------
                                                       15,012                 38,939                       12,450
                                                   -----------              ---------                    ---------

SPECIALTY RETAIL                                            -                      -                         0.50%
Best Buy Co., Inc.*                             -           -            -         -                 50     1,207
                                                   -----------              ---------                    ---------

TOTAL COMMON STOCKS                                   211,657                604,580                      183,976
                                                   -----------              ---------                    ---------
Identified Cost                                       244,636                718,452                      217,018
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES                                29.42%                 22.32%                       13.21%
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS                                     12.77%                 15.39%                        8.96%
U.S. Treasury Bond, 6.875%, 8/15/2025  $   16,000      20,237   $        -         -   $              -         -
U.S. Treasury Bond, 6.50%, 11/15/2026           -           -       35,000    42,603                  -         -
U.S. Treasury Bond, 5.50%, 8/15/2028       40,000      43,219       97,000   104,806             20,000    21,609
                                                   -----------              ---------                    ---------
TOTAL U.S. TREASURY BONDS                              63,456                147,409                       21,609
                                                   -----------              ---------                    ---------
Identified Cost                                        57,113                131,669                       20,968
                                                   -----------              ---------                    ---------

U.S. TREASURY NOTES                                     16.65%                  6.93%                        4.25%
U.S. Treasury Note, 2.25%, 7/31/2004       65,000      65,853       15,000    15,197                  -         -
U.S. Treasury Note, 6.75%, 5/15/2005       10,000      11,149            -         -                  -         -
U.S. Treasury Note, 6.50%, 10/15/2006       5,000       5,743            -         -                  -         -
U.S. Treasury Note, 3.25%, 8/15/2007            -           -       50,000    51,238             10,000    10,248
                                                   -----------              ---------                    ---------
TOTAL U.S. TREASURY NOTES                              82,745                 66,435                       10,248
                                                   -----------              ---------                    ---------
Identified Cost                                        80,396                 65,610                       10,050
                                                   -----------              ---------                    ---------

TOTAL U.S. TREASURY SECURITIES                        146,201                213,844                       31,857
                                                   -----------              ---------                    ---------
Identified Cost                                       137,509                197,279                       31,018

------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES                                23.92%                 11.23%                        4.37%
------------------------------------------------------------------------------------------------------------------
Fannie Mae, 6.00%, 12/15/2005              10,000      11,073       40,000    44,292                  -         -
Fannie Mae, 5.25%, 6/15/2006               50,000      54,487            -         -                  -         -
Fannie Mae, 4.25%, 7/15/2007                    -           -       60,000    63,264             10,000    10,544
Fannie Mae, 6.25%, 5/15/2029               15,000      16,683            -         -                  -         -
Freddie Mac, 4.50%, 8/15/2004              35,000      36,604            -         -                  -         -
                                                   -----------              ---------                    ---------
TOTAL U.S. GOVERNMENT AGENCIES                        118,847                107,556                       10,544
                                                   -----------              ---------                    ---------
Identified Cost                                       114,811                106,495                       10,444



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2002






                                              MODERATE
                                               GROWTH                  GROWTH                 MAXIMUM HORIZON
                                              PORTFOLIO               PORTFOLIO                   PORTFOLIO
                                               ---------             -----------                  ---------

                                                     VALUE                   VALUE                        VALUE
                                        SHARES     (NOTE 2)     SHARES     (NOTE 2)        SHARES       (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                  3.77%                   3.12%                       5.35%
-----------------------------------------------------------------------------------------------------------------
Dreyfus Treasury Cash Management Fund     18,715  $   18,715      29,928  $   29,928            12,919  $ 12,919
                                                  -----------             -----------                   ---------
Identified Cost                                       18,715                  29,928                      12,919

                                                       99.71%                  99.76%                      99.19%
TOTAL INVESTMENTS                                    495,420                 955,908                     239,296
                                                  -----------             -----------                   ---------
Identified Cost                                      515,671               1,052,154                     271,399

                                                        0.29%                   0.24%                       0.81%
OTHER ASSETS, LESS LIABILITIES                         1,418                   2,338                       1,958
                                                  -----------             -----------                   ---------

                                                         100%                    100%                        100%
NET ASSETS                                        $  496,838              $  958,246                    $241,254
                                                  ===========             ===========                   =========



*Non-income  producing  security
**Affiliate  of  Custodian
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  ASSETS  AND  LIABILITIES
DECEMBER  31,  2002






                                                      MODERATE
                                                       GROWTH       GROWTH      MAXIMUM HORIZON
                                                      PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                     -----------  -----------  -----------------

ASSETS:
Investments, at value* (Note 2)                      $  495,420   $  955,908   $        239,296
Cash                                                        110            -                  -
Foreign currency, at value                                    5            1                  -
Interest receivable                                       2,874        4,298                726
Dividends receivable                                        557        1,362                464
Receivable for securities sold                                -            -                337
Foreign tax reclaims receivable                               -          103                  -
Receivable from investment advisor (Note 3)              25,446       25,934             27,840
                                                     -----------  -----------  -----------------

TOTAL ASSETS                                            524,412      987,606            268,663
                                                     -----------  -----------  -----------------

LIABILITIES:

Accrued fund accounting fees (Note 3)                     8,901        8,977              8,998
Audit fees payable                                       14,612       15,511             14,482
Custodian fees payable                                      246        1,611                786
Payable for fund shares repurchased                          98          234                  6
Other payables and accrued expenses                       3,717        3,027              3,137
                                                     -----------  -----------  -----------------

TOTAL LIABILITIES                                        27,574       29,360             27,409
                                                     -----------  -----------  -----------------

NET ASSETS                                           $  496,838   $  958,246   $        241,254
                                                     ===========  ===========  =================

NET ASSETS CONSIST OF:

Capital stock                                        $      502   $      851   $            285
Additional paid-in-capital                              508,849    1,041,818            292,588
Undistributed net investment income                       9,558       18,048              2,851
Accumulated net realized loss on investments             (1,821)      (6,241)           (22,367)
Net unrealized depreciation on investments,
foreign currency, and other assets and liabilities      (20,250)     (96,230)           (32,103)
                                                     -----------  -----------  -----------------

TOTAL NET ASSETS                                     $  496,838   $  958,246   $        241,254
                                                     ===========  ===========  =================

SHARES OUTSTANDING                                       50,163       85,123             28,538

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE                       $     9.90   $    11.26   $           8.45
                                                     ===========  ===========  =================

*At identified cost                                  $  515,671   $1,052,154   $        271,399
                                                     ===========  ===========  =================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002






                                                             MODERATE GROWTH     GROWTH      MAXIMUM HORIZON
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            -----------------  -----------  -----------------

INVESTMENT INCOME:
Interest                                                    $         11,172   $   16,783   $          1,545
Dividends (net of foreign tax withheld)*                               3,939       11,977              4,447
                                                            -----------------  -----------  -----------------

Total Investment Income                                               15,111       28,760              5,992
                                                            -----------------  -----------  -----------------

EXPENSES:

Management fees (Note 3)                                               4,725       10,265              2,615
Fund accounting fees (Note 3)                                         55,050       58,440             53,465
Directors' fees (Note 3)                                               9,500        9,500              9,500
Audit fees                                                            14,500       17,100             14,500
Custodian fees                                                         1,550        4,750              2,430
Miscellaneous                                                          3,298        3,410              3,267
                                                            -----------------  -----------  -----------------

Total Expenses                                                        88,623      103,465             85,777

Less reduction of expenses (Note 3)                                  (82,957)     (91,152)           (82,639)
                                                            -----------------  -----------  -----------------

Net Expenses                                                           5,666       12,313              3,138
                                                            -----------------  -----------  -----------------

NET INVESTMENT INCOME                                                  9,445       16,447              2,854
                                                            -----------------  -----------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                                              (98)         953            (20,012)
Foreign currency and other assets and liabilities                          2            4                  2
                                                            -----------------  -----------  -----------------
                                                                         (96)         957            (20,010)
                                                            -----------------  -----------  -----------------

Net change in unrealized appreciation (depreciation) on -
Investments                                                          (32,630)    (144,944)           (35,183)
Foreign currency and other assets and liabilities                          -           16                  -
                                                            -----------------  -----------  -----------------
                                                                     (32,630)    (144,928)           (35,183)
                                                            -----------------  -----------  -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                          (32,726)    (143,971)           (55,193)
                                                            -----------------  -----------  -----------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $        (23,281)  $ (127,524)  $        (52,339)
                                                            =================  ===========  =================

*Foreign tax withheld                                       $             35   $       59   $             35



The accompanying notes are an integral part of the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS






                                                                      MODERATE GROWTH
                                                                         PORTFOLIO                 GROWTH PORTFOLIO
                                                      -----------------------------------------  ---------------------

                                                                 FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                            12/31/02              12/31/01             12/31/02
                                                      ---------------------  ------------------  ---------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $              9,445   $          13,672   $             16,447
Net realized gain (loss) on investments                                (96)              9,874                    957
Net change in unrealized appreciation
(depreciation) on investments                                       (32,630)             (7,068)              (144,928)
                                                      ---------------------  ------------------  ---------------------
Net increase (decrease) from
operations                                                         (23,281)             16,478               (127,524)
                                                      ---------------------  ------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                         (14,035)            (10,780)               (25,277)
From net realized gain on
investments                                                        (11,555)            (19,977)               (73,650)
                                                      ---------------------  ------------------  ---------------------
Total distributions to shareholders                                (25,590)            (30,757)               (98,927)
                                                      ---------------------  ------------------  ---------------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)               56,127              20,944                 58,082
                                                      ---------------------  ------------------  ---------------------
Net increase (decrease) in net assets                                7,256               6,665               (168,369)

NET ASSETS:

Beginning of year                                                  489,582             482,917              1,126,615
                                                      ---------------------  ------------------  ---------------------

END OF YEAR                                           $            496,838   $         489,582   $            958,246
                                                      =====================  ==================  =====================
Undistributed net investment income of                $              9,558   $          14,142   $             18,048





                                                                               MAXIMUM HORIZON
                                                 GROWTH PORTFOLIO                 PORTFOLIO
                                                ------------------ ---------------------------------

                                               FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                                       12/31/01          12/31/02          12/31/01
                                                      -----------  ---------------------  ----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $   24,070   $              2,854   $   3,359
Net realized gain (loss) on investmentS                    68,250                (20,010)      9,549
Net change in unrealized appreciation
(depreciation) on investments                            (37,176)               (35,183)    (16,838)
                                                      -----------  ---------------------  ----------
Net increase (decrease) from
operations                                                55,144                (52,339)     (3,930)
                                                      -----------  ---------------------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                               (26,611)                (3,398)    (11,704)
From net realized gain on
investments                                              (48,095)               (11,871)    (25,002)
                                                      -----------  ---------------------  ----------
Total distributions to shareholders                      (74,706)               (15,269)    (36,706)
                                                      -----------  ---------------------  ----------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    119,221                 15,197      36,626
                                                      -----------  ---------------------  ----------
Net increase (decrease) in net assets                     99,659                (52,411)     (4,010)

NET ASSETS:

Beginning of year                                      1,026,956                293,665     297,675
                                                      -----------  ---------------------  ----------

END OF YEAR                                           $1,126,615   $            241,254   $ 293,665
                                                      ===========  =====================  ==========
Undistributed net investment income of                $   26,329   $              2,851   $   3,394



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS  -  MODERATE  GROWTH  PORTFOLIO






                                                                                       FOR THE YEARS ENDED
                                                                12/31/02          12/31/01    12/31/00    12/31/99    12/31/98
                                                          ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                       $              11.10   $   11.49   $   10.38   $   10.95   $   11.33
                                                          ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                                     0.19        0.32        0.26        0.24        0.35
Net realized and unrealized gain (loss) on investments                   (0.80)       0.03        1.16        0.21        0.29
                                                          ---------------------  ----------  ----------  ----------  ----------
Total from investment operations                                         (0.61)       0.35        1.42        0.45        0.64
                                                          ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                               (0.32)      (0.26)      (0.24)      (0.34)      (0.36)
From net realized gain on investments                                    (0.27)      (0.48)      (0.07)      (0.68)      (0.66)
                                                          ---------------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                                      (0.59)      (0.74)      (0.31)      (1.02)      (1.02)
                                                          ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                             $               9.90   $   11.10   $   11.49   $   10.38   $   10.95
                                                          =====================  ==========  ==========  ==========  ==========

Total return1                                                           (5.40%)       3.42%      13.80%       4.06%       6.25%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

Expenses*                                                                 1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                                     2.00%       2.83%       3.30%       3.62%       3.25%
Portfolio turnover                                                          63%         79%         47%        109%         69%

NET ASSETS - END OF YEAR (000's omitted)                  $                497   $     490   $     483   $     286   $     153
                                                          =====================  ==========  ==========  ==========  ==========




*The investment advisor did not impose its management fee and paid a portion of the Portfolio's expenses. If these expenses had been incurred by the Portfolio, the expense ratio (to average net assets) would have been increased as follows:






17.57%  15.20%  16.40%  8.00%  8.14%



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS  -  GROWTH  PORTFOLIO






                                                                                     FOR THE YEARS ENDED
                                                              12/31/02          12/31/01    12/31/00    12/31/99    12/31/98
                                                        ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                     $              14.07   $   14.40   $   12.57   $   11.90   $   12.17
                                                        ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                                   0.19        0.31 3      0.24        0.39        0.20
Net realized and unrealized gain (loss)on investments                  (1.76)       0.37 3      1.95        1.10        0.01 2
                                                        ---------------------  ----------  ----------  ----------  ----------
Total from investment operations                                       (1.57)       0.68        2.19        1.49        0.21
                                                        ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                             (0.32)      (0.36)      (0.18)      (0.37)      (0.09)
From net realized gain on investments                                  (0.92)      (0.65)      (0.18)      (0.45)      (0.39)
                                                        ---------------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                                    (1.24)      (1.01)      (0.36)      (0.82)      (0.48)
                                                        ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                           $              11.26   $   14.07   $   14.40   $   12.57   $   11.90
                                                        =====================  ==========  ==========  ==========  ==========
Total return1                                                        (10.91%)       5.27%      17.57%      12.74%       2.07%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

Expenses*                                                               1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                                   1.60%       2.25% 3     2.93%       2.45%       2.47%
Portfolio turnover                                                        87%         85%         65%         82%        138%

NET ASSETS - END OF YEAR
 (000's omitted)                                        $                958   $   1,127   $   1,027   $     525   $     615
                                                        =====================  ==========  ==========  ==========  ==========



*The investment advisor did not impose its management fee and paid a portion of the Portfolio's expenses. If these expenses had been incurred by the Portfolio, the expense ratio (to average net assets) would have been increased as follows:






8.88%  7.31%  5.99%  2.91%  2.10%



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
2The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the year due to the timing of sales and repurchase of portfolio shares in relation to fluctuating market values of the investments of the portfolio.
3As required, effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income by 0.09%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS  -  MAXIMUM  HORIZON  PORTFOLIO






                                                                                 FOR THE YEARS ENDED
                                                          12/31/02          12/31/01    12/31/00    12/31/99    12/31/98
                                                    ---------------------  ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              11.00   $   12.92   $   12.42   $   10.66   $   12.89
                                                    ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                               0.10        0.13        0.18        0.18        0.13
Net realized and unrealized gain (loss) on
investments                                                        (2.08)      (0.45)       2.14        3.34     (0.08)2
                                                    ---------------------  ----------  ----------  ----------  ----------
Total from investment operations                                   (1.98)      (0.32)       2.32        3.52        0.05
                                                    ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                         (0.13)      (0.51)      (0.24)      (0.22)      (0.16)
From net realized gain on investments                              (0.44)      (1.09)      (1.58)      (1.54)      (2.12)
                                                    ---------------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                                (0.57)      (1.60)      (1.82)      (1.76)      (2.28)
                                                    ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                       $               8.45   $   11.00   $   12.92   $   12.42   $   10.66
                                                    =====================  ==========  ==========  ==========  ==========
Total return1                                                    (17.87%)     (1.31%)      20.10%      34.28%       3.91%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

Expenses*                                                           1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                               1.09%       1.17%       1.44%       1.58%       1.08%
Portfolio turnover                                                    91%         94%         82%         89%        100%

NET ASSETS - END OF YEAR (000's omitted)            $                241   $     294   $     298   $     228   $     170
                                                    =====================  ==========  ==========  ==========  ==========



*The investment advisor did not impose its management fee and paid a portion of the Portfolio's expenses. If these expenses had been incurred by the Portfolio, the expense ratio (to average net assets) would have been increased as follows:






31.58%  25.61%  20.74%  7.36%  7.23%



1Represents aggregate total return for the year indicated, and assumes reinvestment of distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
2The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchase of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

The  accompanying  notes  are  an  integral  part  of the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION
Moderate Growth Portfolio, Growth Portfolio, and Maximum Horizon Portfolio are no-load diversified portfolios (collectively the "Portfolios") of Exeter Insurance Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It was established for the purpose of providing a vehicle for the investment of assets of various separate accounts which are in turn established exclusively for the purpose of providing an investment vehicle for variable annuity contracts. Currently, shares of the Fund are offered only to separate accounts funding variable annuity contracts issued by Keyport Life Insurance Company and Keyport Benefit Life Insurance Company.

The total authorized capital stock of the Fund consists of 500 million shares of common stock each having a par value of $0.01. As of December 31, 2002, the shares are currently classified into six portfolios of shares including:
Moderate Growth Portfolio, Growth Portfolio, Maximum Horizon Portfolio, Equity Portfolio, Small Cap Portfolio, and Bond Portfolio. Currently, only shares of Moderate Growth Portfolio, Growth Portfolio, and Maximum Horizon Portfolio have been issued.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in ninety days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

The Portfolios use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Portfolios and the amounts actually received or paid.

FEDERAL  TAXES
The Portfolios' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Portfolios are not subject to federal income tax to the extent that the Portfolios qualify as Regulated Investment Companies as defined in Subchapter M in the Internal Revenue Code and distribute to shareholders each year their taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax has been made in the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Portfolios. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, for which each Portfolio pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of each Portfolio's average daily net assets.

Under the Fund's Agreement, personnel of the Advisor provide the Portfolios with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Portfolios' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and of all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the Portfolios of the Fund. In addition, these Directors also receive a per meeting fee for each Portfolio of the Fund.

The Advisor has contractually agreed, until at least April 30, 2003, to waive its fee and, if necessary, pay other expenses of the Portfolios in order to maintain total expenses for each of the Portfolios at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $4,725 for Moderate Growth Portfolio, $10,265 for Growth Portfolio, and $2,615 for Maximum Horizon Portfolio and assumed expenses amounting to $78,232 for Moderate Growth Portfolio, $80,887 for Growth Portfolio, and $80,024 for Maximum Horizon Portfolio for the year ended December 31, 2002.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Portfolios.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Portfolios.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Portfolio's daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Portfolio plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2002 were as follows:






                                     PURCHASES                      SALES
                           ---------------------------  ---------------------------
PORTFOLIOS                 OTHER ISSUERS   GOVERNMENT   OTHER ISSUERS   GOVERNMENT
-------------------------  --------------  -----------  --------------  -----------
Moderate Growth Portfolio  $      193,550  $   127,609  $      130,221  $   157,495
Growth Portfolio                  536,486      330,233         425,777      461,705
Maximum Horizon Portfolio         160,562       71,072         155,331       74,925

NOTES  TO  FINANCIAL  STATEMENTS

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  the  Portfolios  were  as  follows:



                                      FOR THE YEAR                    FOR THE YEAR
                                     ENDED 12/31/02                  ENDED 12/31/01
                           ---------------------------------  ------------------------
PORTFOLIOS                     SHARES            AMOUNT          SHARES       AMOUNT
-------------------------  ---------------  ----------------  -------------  ---------

MODERATE GROWTH PORTFOLIO
Sold                                4,300   $        39,507             --   $     --
Reinvested                          2,641            25,590          2,924     30,757
Repurchased                          (867)           (8,970)          (865)    (9,813)
                           ---------------  ----------------  -------------  ---------
Total                               6,074   $        56,127          2,059   $ 20,944
                           ===============  ================  =============  =========

GROWTH PORTFOLIO
Sold                                   67   $           771          3,233   $ 47,583
Reinvested                          9,051            98,927          5,756     74,706
Repurchased                        (4,091)          (41,616)          (216)    (3,068)
                           ---------------  ----------------  -------------  ---------
Total                               5,027   $        58,082          8,773   $119,221
                           ===============  ================  =============  =========

MAXIMUM HORIZON PORTFOLIO
Sold                                   --   $            --             --   $     --
Reinvested                          1,846            15,269          3,667     36,706
Repurchased                            (7)              (72)            (7)       (80)
                           ---------------  ----------------  -------------  ---------
Total                               1,839   $        15,197          3,660   $ 36,626
                           ===============  ================  =============  =========



6.     FINANCIAL  INSTRUMENTS

The Portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Portfolios on December 31, 2002.


7.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.


8.     FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, Post-October losses, and losses deferred due to wash sales. The Portfolios may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Portfolios' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                                      Moderate Growth Portfolio                            Growth Portfolio
                          ---------------------------------------------  -------------------------------------------

                                 For the Year           For the Year            For the Year          For the Year
                                Ended 12/31/02         Ended 12/31/01          Ended 12/31/02        Ended 12/31/01
                          --------------------------  -----------------  --------------------------  ---------------
Ordinary income           $                   14,035  $          10,780  $                   25,291  $        26,611
Short-term capital gains                       7,244             14,367                      34,999           43,087
Long-term capital gains                        4,311              5,610                      38,637            5,008



                              Maximum Horizon Portfolio
                          --------------------------------
                           For the Year     For the Year
                          Ended 12/31/02   Ended 12/31/01
                          ---------------  ---------------
Ordinary income           $         3,399  $        11,704
Short-term capital gains            9,023           18,875
Long-term capital gains             2,847            6,127

NOTES  TO  FINANCIAL  STATEMENTS

8.     FEDERAL  INCOME  TAX  INFORMATION  (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, each Portfolio hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2002.

For the year ended December 31, 2002, the Portfolios elected to defer capital losses attributable to Post October losses as follows:



 Moderate                 Maximum
  Growth      Growth      Horizon
 Portfolio  Portfolio    Portfolio
----------  ----------  ----------
1,835      $      986  $    3,656



At December 31, 2002, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:



                                         Moderate                  Maximum
                                          Growth       Growth      Horizon
                                         Portfolio    Portfolio    Portfolio
                                        -----------  -----------  -----------
Cost for federal income tax purposes    $  515,671   $1,054,150   $  272,134

Unrealized appreciation                 $   21,438   $   46,610   $    9,945
Unrealized depreciation                    (41,689)    (144,852)     (42,783)
                                        -----------  -----------  -----------
Net unrealized depreciation                (20,251)     (98,242)     (32,838)
Undistributed ordinary income                9,558       18,048        2,851
Undistributed short-term capital gains          14            -            -
Capital loss carryover                           -        3,259       17,976



The capital loss carryovers, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2010.

Report of Independent Accountants

To  the  Shareholders and the Board of Directors of Exeter Insurance Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the three portfolios (identified in Note 1) of the Exeter Insurance Fund, Inc. (the "Fund"), at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  10,  2003

DIRECTORS'  &  OFFICERS'  INFORMATION  (UNAUDITED)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).







NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                55
CURRENT POSITION(S) HELD WITH FUND:                 Principal Executive Officer, President & Director, Audit Committee
                                                    Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President & Director, Manning & Napier Investor Services, Inc.
                                                    Holds one or more of the following titles for various subsidiaries and affiliates: Director, Chairman, Treasurer or Member
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.
-----------------------------------------------------------------------------------------------------------------------------------
NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                81
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                67
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                64
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                62
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25 **
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------

DIRECTORS'  &  OFFICERS'  INFORMATION (UNAUDITED)




NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                36
CURRENT POSITION(S) HELD WITH FUND:                 Principal Financial Officer, Chief Financial Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  25**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A
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

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  series  of  Exeter  Fund,  Inc.

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